RK&O Draft—6/22/16

PURCHASE AND SALE AGREEMENT FOR DISTRESSED TRADES
______________

TRANSACTION SPECIFIC TERMS

THIS PURCHASE AND SALE AGREEMENT FOR DISTRESSED TRADES is dated as of the Agreement Date and entered into by and between Seller and Buyer to govern the purchase and sale of the Loans, the Commitments (if any) and the other Transferred Rights, in accordance with the terms, conditions and agreements set forth in the LSTA Standard Terms and Conditions for Purchase and Sale Agreement for Distressed Trades published by the LSTA as of April 24, 2014 (the “Standard Terms”). The Standard Terms are incorporated herein by reference without any modification whatsoever except as otherwise agreed herein by the Parties and as specifically supplemented and modified by the terms and elections set forth in the Transaction Summary and Sections A through H below. The Standard Terms and the Transaction Specific Terms together constitute a single integrated Purchase and Sale Agreement for Distressed Trades governing the Transaction. With respect to the Transaction, the Parties agree to be bound by the Standard Terms and the Transaction Specific Terms set forth herein.

TRANSACTION SUMMARY
Trade Date:	May 25, 2016
Agreement Date:	June 24, 2016
Seller:	SWK Funding, LLC
Buyer:	Sindex SSI Lending, LLC
Credit Agreements:

(i) Amended and Restated Credit Agreement dated as of December 13, 2013, among SynCardia Systems, Inc., as borrower, the guarantors party thereto and SWK Funding, LLC, as Lender and administrative agent (as successor to Cantor Fitzgerald Securities) (the “First Lien Credit Agreement”)

(ii) Amended and Restated Second Lien Credit, Note Purchase, Exchange and Termination Agreement, dated as of February 13, 2015, among SynCardia Systems, Inc., as borrower, the guarantors party thereto, the investors from time to time party thereto and SWK Funding, LLC, as administrative agent (as successor to Cantor Fitzgerald Securities) (the “Second Lien Credit Agreement”)

Borrower:	SynCardia Systems, Inc.
Purchase Amount(s):	(i)(A) $12,000,000.00 (B) $4,000,000.00 (C) $6,000,000.00 (ii) $11,500,000.00
Tranche(s):	(i)(A) Term Loan (B) Term Loan A (C) Add-On Term Loan (ii) Amended, Restated and Consolidated Secured Subordinated Convertible Promissory Note

LSTA EFFECTIVE APRIL 24, 2014         Copyright © LSTA 2014. All rights reserved.

CUSIP Number(s), if available:	N/A
Pre-Settlement Date Accruals Treatment:	☐ Settled Without Accrued Interest ☒ Trades Flat
Type of Assignment:	☒ Original Assignment, with respect to (i)Term Loan A in the outstanding principal amount of $4,000,000.00, (ii) Add-On Term Loan in the outstanding principal amount of $2,500,000.00 and (iii) Amended, Restated and Consolidated Secured Subordinated Convertible Promissory Note in the outstanding principal amount of $6,900,000.00
☒ Secondary Assignment, with respect to (i)Term Loan in the outstanding principal amount of $12,000,000.00, (ii) Add-On Term Loan in the outstanding principal amount of $3,500,000.00 and (iii) Amended, Restated and Consolidated Secured Subordinated Convertible Promissory Note in the outstanding principal amount of $4,600,000.00
Borrower in Bankruptcy:	Yes ☐ No ☒
Delivery of Credit Documents:	Yes ☒ No ☐
Netting Arrangements:	Yes ☐ No ☒
Flip Representations:	Yes ☐ No ☒
Step-Up Provisions:	Yes ☒ No ☐
Transfer Notice:	Shift Date: Yes ☐	N/A No ☒

A.               DEFINITIONS

Capitalized terms used in this Agreement shall have the respective meanings ascribed thereto in Section 1 of the Standard Terms, as supplemented by Section A of the Transaction Specific Terms and as otherwise may be provided in other provisions of this Agreement. Terms defined in any Credit Agreement and not otherwise defined in this Agreement shall have the same meanings in this Agreement as in such Credit Agreement. Except as otherwise expressly set forth herein, each reference herein to “the Agreement,” “this Agreement,” “herein,” “hereunder” or “hereof” shall be deemed a reference to this Agreement. If there is any inconsistency between the Transaction Specific Terms and the Standard Terms, the Transaction Specific Terms shall govern and control.

In this Agreement:

“Agent” means SWK Funding, LLC (as successor to Cantor Fitzgerald Securities), as Administrative Agent.

“Assignment” means the Assignment and Assumptions that are in the form specified in the First Lien Credit Agreement for an assignment of the Loans and Commitments (if any) and any Required Consents to such assignment.

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“Bankruptcy Case” select one:

☒  not applicable.

☐  means [the case under the Bankruptcy Code pending before the Bankruptcy Court in which Borrower is a debtor, In re __________, No. __________].

“Bankruptcy Court” select one:

☒  not applicable.

☐  means [the United States Bankruptcy Court for the __________District of __________ (and, if appropriate, the United States District Court for that District)].

“Bar Date” select one:

☒  not applicable.

☐  none has been set.

☐  means [specify applicable date, if any].

“Buyer Purchase Price” select one:

☒  not applicable.

☐  means the purchase price payable by Buyer to Original Buyer pursuant to the Netting Letter (this applies if there are three (3) parties involved in the netting arrangement).

☐  means the purchase price payable by Buyer to Penultimate Buyer pursuant to the Netting Letter (this applies if there are four (4) or more parties involved in the netting arrangement).

“Commitments” select one:

☒  none.

☐  means [identify applicable commitment tranche(s) using Credit Agreement definitions] in the principal amount of $/£/€__________ [in each case specify the aggregate amount of the Loans, the Unfunded Commitments and the portion, if any, of the Commitments that is irrevocably “frozen” (i.e., that is not subject to future drawing)].

“Covered Prior Seller” select one:

☐  not applicable.

☒  means each of Athyrium Opportunities Fund (A) LP and Athyrium Opportunities Fund (B) LP.

“Filing Date” select one:

☒  not applicable.

☐  means [identify date on which Borrower filed Bankruptcy Case].

“Loans” means (i) Term Loan under the First Lien Credit Agreement in the outstanding principal amount of $12,000,000.00, (ii) Term Loan A under the First Lien Credit Agreement in the outstanding principal amount of $4,000,000.00, (iii) Add-On Term Loan under the First Lien Credit Agreement in the outstanding principal amount of $6,000,000.00 and (iv) an Amended, Restated and Consolidated Secured Subordinated Convertible Promissory Note under the Second Lien Credit Agreement in the outstanding principal amount of $11,500,000.00 (the “Second Lien Loans”).

“Netting Letter” select one:

☒  not applicable.

☐  means that certain Multilateral Netting Agreement in the form currently published by the LSTA dated on or as of the Agreement Date among Seller, Buyer [and] [,] Original Buyer [, Penultimate Buyer] and [describe any other parties to the Netting Letter]].

“Original Buyer” select one:

☒  not applicable.

☐  means [specify original buyer in the netting arrangement].

“Penultimate Buyer” select one:

☒  not applicable.

☐  none (“none” is applicable if there are only three (3) parties involved in the netting arrangement).

☐  means [_________].

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“Required Consents” means the acceptance and recordation of the Assignment by the Agent.

“Seller Purchase Price” select one:

☒  not applicable.

☐  means the purchase price payable by Original Buyer to Seller pursuant to the Netting Letter.

“Transfer Fee” means the $3,500 transfer or other similar fee payable to the Agent in connection with the Assignment.

“Unfunded Commitments” means none; there are no Unfunded Commitments.

B.               SECTION 4 (SELLER’S REPRESENTATIONS AND WARRANTIES)

The following specified terms shall apply to the sections referenced in this Section B:

	Flat Representation	Flip Representation	Step-Up Representation
	If “No” is specified opposite both “Flip Representations” and “Step-Up Provisions” in the Transaction Summary, the following subsections of Section 4 shall apply:	If “Yes” is specified opposite “Flip Representations” in the Transaction Summary, the following subsections of Section 4 shall apply:	If “Yes” is specified opposite “Step-Up Provisions” in the Transaction Summary, the following subsections of Section 4 shall apply:
Section 4.1(d) (Title)	Section 4.1(d)(i)	Section 4.1(d)(ii)	Section 4.1(d)(i)
Section 4.1(e) (Proceedings)	Section 4.1(e)(i)	Section 4.1(e)(i)	Section 4.1(e)(ii)
Section 4.1(f) (Principal Amount)	Section 4.1(f)(i)	Section 4.1(f)(ii)	Section 4.1(f)(i)
Section 4.1(g) (Future Funding)	Section 4.1(g)(i)	Section 4.1(g)(ii)	Section 4.1(g)(iii)
Section 4.1(h) (Acts and Omissions)	Section 4.1(h)(i)	Section 4.1(h)(i)	Section 4.1(h)(ii)
Section 4.1(i) (Performance of Obligations)	Section 4.1(i)(i)	Section 4.1(i)(i)	Section 4.1(i)(ii)
Section 4.1(l) (Setoff)	Section 4.1(l)(i)	Section 4.1(l)(i)	Section 4.1(l)(ii)
Section 4.1(t) (Consents and Waivers)	Section 4.1(t)(i)	Section 4.1(t)(i)	Section 4.1(t)(ii)
Section 4.1(u) (Other Documents)	Section 4.1(u)(i)	Section 4.1(u)(i)	Section 4.1(u)(ii)
Section 4.1(v) (Proof of Claim)	Section 4.1(v)(i)	Section 4.1(v)(ii)	Section 4.1(v)(i)

Section 4.1(k) (Purchase Price); Netting Arrangements.

If “Yes” is specified opposite Netting Arrangements in the Transaction Summary, Section 4.1(k) shall be amended in its entirety as follows:

“(k) [intentionally omitted].”

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Section 4.1(r) (Predecessor Transfer Agreements).

☒  Seller acquired the Transferred Rights from Immediate Prior Seller pursuant to Predecessor Transfer Agreements relating to par/near par loans, with respect to (i) Term Loan in the outstanding principal amount of $12,000,000.00, (ii) Add-On Term Loan in the outstanding principal amount of $3,500,000.00 and (iii) Amended, Restated and Consolidated Secured Subordinated Convertible Promissory Note in the outstanding principal amount of $4,600,000.00.

☐  Seller acquired the Transferred Rights from Immediate Prior Seller pursuant to Predecessor Transfer Agreements relating to distressed loans.

☐  Seller acquired the Transferred Rights from Immediate Prior Seller pursuant to Predecessor Transfer Agreements relating to both par/near par loans and distressed loans.

☒ Not applicable, with respect to (i)Term Loan A in the outstanding principal amount of $4,000,000.00, (ii) Add-On Term Loan in the outstanding principal amount of $2,500,000.00 and (iii) Amended, Restated and Consolidated Secured Subordinated Convertible Promissory Note in the outstanding principal amount of $6,900,000.00.

Section 4.1(u) (Other Documents).

☒  None.

☐  The following: __________.

Section 4.1(v) (Proof of Claim).

☐  The Proof of Claim was duly and timely filed, on or prior to the Bar Date, by

☐ the Agent on behalf of the Lenders.

☐ Seller or a Prior Seller.

☐  The Bar Date specified in the Transaction Specific Terms has been set in the Bankruptcy Case and no Proof of Claim has been filed.

☐  No Bar Date has been set in the Bankruptcy Case and no Proof of Claim has been filed.

☒ Not applicable.

C.               SECTION 5 (BUYER’S REPRESENTATIONS AND WARRANTIES)

C.1            Section 5.1(n) (Buyer Status).

☒  Buyer is not a Lender.

☐  Buyer is a Lender.

☐  Buyer is an Affiliate [substitute Credit Agreement defined term if different] (as defined in the Credit Agreement) of a Lender.

☐  Buyer is an Approved Fund [substitute Credit Agreement defined term if different] of a Lender.

C.2            If “Yes” is specified opposite “Delivery of Credit Documents” in the Transaction Summary, Buyer represents and warrants that it (i) was not a Lender on the Trade Date and (ii) requested copies of the Credit Documents from Seller on or prior to the Trade Date.

D.               SECTION 6 (INDEMNIFICATION)

Section 6.1 (Seller’s Indemnities); Step-Up Indemnities.

(i)      If “Yes” is specified opposite “Step-Up Provisions” in the Transaction Summary, Seller’s indemnities contained in Section 6.1(b) shall apply (and the alternate indemnities contained in Section 6.1(a) shall not apply).

(ii)      If “No” is specified opposite “Step-Up Provisions” in the Transaction Summary, Seller’s indemnities contained in Section 6.1(a) shall apply (and the alternate indemnities contained in Section 6.1(b) shall not apply).

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E.               SECTION 7 (COSTS AND EXPENSES)

☐      The Transfer Fee shall be paid by Seller to the Agent and the Purchase Price shall be increased by an amount equal to

☐  one-half thereof.

☐  other relevant fraction or percentage, _____, thereof.

☐      The Transfer Fee shall be paid by Buyer to the Agent and Buyer shall receive a credit to the Purchase Price equal to

☐  one-half thereof.

☐  other relevant fraction or percentage, ____, thereof.

☐      The Transfer Fee shall be paid and allocated in the manner specified in the Netting Letter.

☒      The Transfer Fee has been waived by the Agent and, accordingly, no adjustment to the Purchase Price shall be made in respect thereof.

☐      There is no Transfer Fee and, accordingly, no adjustment to the Purchase Price shall be made in respect thereof.

F.               SECTION 8 (DISTRIBUTIONS; INTEREST AND FEES; PAYMENTS)

F.1            Section 8.2 (Distributions); Step-Up Distributions Covenant.

(i)      If “Yes” is specified opposite “Step-Up Provisions” in the Transaction Summary, Seller’s covenants contained in Section 8.2(b) shall apply (and the alternate covenants contained in Section 8.2(a) shall not apply).

(ii)      If “No” is specified opposite “Step-Up Provisions” in the Transaction Summary, Seller’s covenants contained in Section 8.2(a) shall apply (and the alternate covenants contained in Section 8.2(b) shall not apply).

F.2            Section 8.5 (Wire Instructions).

Buyer’s Wire Instructions:

[to be provided]

Seller’s Wire Instructions:

Bank:	Wells Fargo Bank
77 N State Rd. Orem, UT 84057
ABA:	121 000 248
Account:	9663027614
Account Name:	SWK Holdings Corporation
Reference:	Versa Loan Sale (Syncardia)

G.               SECTION 9 (NOTICES)

Buyer’s Address for Notices and Delivery:

Credit Contacts/Notification Methods: Agreements, Waivers, Extensions, etc.

Primary Credit Contact		Secondary Credit Contact
Name:	Paul Halpern	David Lorry
Company:	Versa Capital Management, LLC	Versa Capital Management, LLC
Title:	Chief Investment Officer	Managing Director and Senior Counsel
Address:	Cira Centre	Cira Centre
2929 Arch Street	2929 Arch Street
Philadelphia, PA 19104	Philadelphia, PA 19104
Telephone:	(215) 609 – 3434	(215) 609 – 3416
Facsimile:	(215) 609 – 3499	(215) 609 – 3499
E-Mail Address:	phalpern@versa.com	dlorry@versa.com

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Seller’s Address for Notices and Delivery:

SWK Funding LLC

14755 Preston Road, Suite 105

Dallas, Texas 75254

Email: notifications@swkhold.com

H.               SECTION 27 (ADDITIONAL PROVISIONS)

The following additional provisions, including any modifications to existing provisions, apply:

1.      The following definition of “Note” shall be added to Section 1.2 of the Standard Terms, immediately following the definition of “Non-Recurring Fees”:

“Note” means that certain Amended, Restated and Consolidated Secured Subordinated Convertible Promissory Note dated September 11, 2015 made to Seller in the principal amount of $11,500,000.00.

2.      The following definition of "Securities Transfer Agreement" shall be added to Section 1.2 of the Standard Terms, immediately after the definition of "Securities Act":

"Securities Transfer Agreement" means that certain Securities Transfer Agreement dated as of the date hereof and attached hereto as Exhibit A by and between Seller and SWK Holdings Corporation (“SWK Holdings”), as transferors, and Buyer, as transferee (the "Securities Transfer Agreement"), relating to the transfer to Buyer from Seller and SWK Holdings of their respective Common Shares, Preferred Shares (as such terms are defined in the Stockholders’ Agreement) and Warrants (collectively, the “Securities”).

3.      The following definition of "Stockholders’ Agreement" shall be added to Section 1.2 of the Standard Terms, immediately after the definition of "Standard Terms":

"Stockholders’ Agreement" means that certain Ninth Amended and Restated Stockholders’ Agreement made the 15th day of September, 2014, by and among SynCardia Systems, Inc. and the stockholders party thereto.

4.      The definition of "Transferred Rights" in Section 1.2 of the Standard Terms shall be amended to add the words “the Note,” in all cases before the words “the Loans” in such definition.

5.      Section 3.1 of the Standard Terms is hereby deleted and the following new Section 3.1 shall be inserted in lieu thereof:

"3.1      Buyer’s obligations to pay the Purchase Price to Seller, to acquire the Transferred Rights and to assume the Assumed Obligations shall be subject to the conditions that (a) Seller’s representations and warranties in this Agreement shall have been true and correct on the Agreement Date and/or the Settlement Date (as specified in Section 4.1), (b) Seller shall have complied in all material respects with all covenants required by this Agreement to be complied with by it on or before the Settlement Date, (c) Buyer shall have received (i) the Transaction Specific Terms duly executed on behalf of Seller, (ii) the Purchase Price Letter duly executed on behalf of Seller, (iii) the Assignment duly completed and executed on behalf of Seller and any other Entity the consent or acknowledgement of which is specified in the definition of Required Consents, (iv) the Securities Transfer Agreement duly executed on behalf of Seller and SWK Holdings, (v) a transfer notice from Seller to Borrower, in substantially the form prescribed by the Warrants, detailing the transfer of the Warrants from Seller to Buyer (the “Warrant Transfer Notice”), duly executed on behalf of Seller, (vi) a transfer notice from Seller and SWK Holdings to Borrower, in substantially the form prescribed by the Stockholders’ Agreement, detailing the transfer of the Common Shares and the Preferred Shares from Seller and SWK Holdings to Buyer (the “Share Transfer Notice”, and together with the Warrant Transfer Notice, the “Transfer Notices”), duly executed on behalf of Seller and SWK Holdings and Borrower, (vii) written confirmation from the Borrower that a proper transfer of the Securities from Seller and SWK Holdings to Buyer will be effectuated on or about the Settlement Date and (viii) the original Note, together with a duly executed Allonge endorsed to Buyer (a copy of which is attached as Exhibit B hereto), made to Seller with respect to the Second Lien Loans."

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6.      Section 3.2 of the Standard Terms is hereby deleted and the following new Section 3.2 shall be inserted in lieu thereof:

"3.2      Seller’s obligation to sell, transfer, assign, grant, and convey the Transferred Rights to Buyer shall be subject to the conditions that (a) Buyer’s representations and warranties in this Agreement shall have been true and correct on the Agreement Date and/or the Settlement Date (as specified in Section 5.1), (b) Buyer shall have complied in all material respects with all covenants required by this Agreement to be complied with by it on or before the Settlement Date, (c) Seller shall have received (i) the Transaction Specific Terms duly executed on behalf of Buyer, (ii) the Purchase Price Letter duly executed on behalf of Buyer, (iii) the Assignment duly completed and executed on behalf of Buyer and any other Entity the consent or acknowledgement of which is specified in the definition of Required Consents, (iv) the Securities Transfer Agreement duly executed on behalf of Buyer and (v) the Transfer Notices duly executed on behalf of Buyer and Borrower, as applicable, and (d) Seller shall have received payment of the Purchase Price from Buyer."

7.      Section 4.1(h) of the Standard Terms shall be amended in its entirety as follows:

“(h)      Seller has not engaged in any acts or conduct or made any omissions (including by virtue of Seller’s holding any funds or property of, or owing amounts or property to, Borrower), that will result in the Transferred Rights being subject to any Impairment.”

8.       Section 4.1(p) of the Standard Terms shall be amended in its entirety as follows:

“(p) Seller (i) is an “accredited investor” as defined in Rule 501 under the Securities Act, (ii) has not, nor has anyone acting on Seller's behalf, sold or offered to sell or solicited any offer to buy any portion of the Note or any interest therein in a manner which would violate, or require the sale hereunder to be registered under, the Securities Act or any other applicable securities laws, and Seller has not offered to sell any portion of the Note or any interest therein pursuant to any general advertising or solicitation within the meaning of Rule 502(c) of the Securities Act, (iii) acquired the Note in a transaction or transactions exempt from registration under the Securities Act and has not (nor has anyone acting on Seller’s behalf) taken any action that would subject the sale of the Note to Buyer contemplated hereunder to the registration provisions of Section 5 of the Securities Act or any other applicable securities laws, (iv) had, at all times from the date(s) of its acquisition of the Note, held the Note for its own account, for investment and not with a view to the resale, assignment, fractionalization or other distribution of the Note, and (v) is not, and has not been during the period it has owned the Note, an Affiliate of the Borrower.”

9.  A new Section 4.1(x) shall be added to the Standard Terms as follows:

“(x) the Loans constitute (i) all outstanding debt of the Borrower under the First Lien Credit Agreement and (ii) except as it relates to that portion of the outstanding debt under the Second Lien Credit Agreement held by Delta Electronics Capital Company in the outstanding principal amount of $3,000,000.00, all outstanding debt of the Borrower under the Second Lien Credit Agreement.

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10.       Section 5.1(d) of the Standard Terms shall be amended in its entirety as follows:

“(d)      Buyer is not purchasing the Transferred Rights with a view towards the sale or distribution thereof in violation of the Securities Act. Buyer further acknowledges and agrees that (i) the Note has not been registered under the Securities Act and, accordingly, may not be offered, sold, pledged or otherwise transferred in the absence of such registration or an applicable exemption therefrom and Seller, in selling the Note to Buyer hereunder, may be relying on certain exemptions from the provisions of Section 5 of the Securities Act and (iii) the certificate representing the Note bears a legend describing such restrictions on transfer and Buyer will abide by the provisions thereof.”

11.  A new Section 5.1(o) shall be added to the Standard Terms as follows:

“(o) Without in any way limiting Buyer's ability to actually do so after the Settlement Date should the opportunity later arise, neither Buyer nor any of its Affiliates has any present intention to, and has not solicited, initiated, encouraged, entered into any discussions and has no plans to, sell the acquired assets or business of the Borrower or any business composed substantially of all of the assets of Borrower (“Reorganized Borrower”) immediately or shortly following any such acquisition.”

12.      Section 10.1(a) of the Standard Terms shall be amended in its entirety as follows:

“(a)      such sale, assignment, participation or transfer shall comply with any applicable requirements in the Transaction Documents and any applicable laws, rules or regulations, including the Securities Act or any other applicable securities laws (or pursuant to an applicable exemption therefrom or under circumstances where neither registration under the Securities Act or other applicable securities laws nor such an exemption is required by applicable law), rules or regulations;”

13.       The following clause shall be added to the beginning of Section 17.1 of the Standard Terms:

“Except for the provisions in paragraphs 2, 5 and 6 of the “Trade Specific Other Terms of Trade” found in that certain LSTA Distressed Trade Confirmation between Seller and Buyer dated the Trade Date and relating to the Transaction, which provisions shall survive the execution and delivery of this Agreement and the other Operative Documents,”

14.       New Sections 29 and 30 shall be added to the Standard Terms as follows

“29.       Short Term Gain Protection

Buyer and Seller agree that if, after the Settlement Date, a third-party that is not an Affiliate of Buyer acquires the Borrower, substantially all of the Borrower’s assets and/or any Reorganized Borrower in a preemptive and competitive bid situation (such as through a formal bankruptcy proceeding or otherwise), Buyer shall pay to Seller 25% of any net cash gains received by Buyer on account of its portion of the principal amount of the Loans (net of the Purchase Price, all additional debt or equity financing that Buyer may provide to Borrower or any Reorganized Borrower, and all fees, costs and expenses related thereto). Buyer’s obligations to pay and Seller’s right to payment described in this Section 29 shall expire and terminate upon the closing of Buyer’s acquisition of the Borrower or substantially all the Borrower’s assets and/or any Reorganized Borrower.

30.       Agency

(a) Seller agrees that it shall, from and after the Settlement Date and subject to the Credit Documents and applicable legal requirements, (i) remain as administrative, collateral and control agent under the Credit Documents (including without limitation for the purpose of maintaining perfection in respect of all real, personal and mixed property in which liens are purported to be granted to, or perfected by, the Agent on behalf of the Lenders, including, without limitation, the Collateral), and reasonably act and cooperate with Buyer (at no out-of-pocket cost or expense to Seller) in accordance with the terms of the Credit Documents and (ii) follow any commercially reasonable instructions of Buyer (at Buyer's sole cost and expense, subject to Borrower's indemnification of Agent with respect to such instructions in accordance with the Credit Documents) with respect to any action, request, discussion or vote to be made in respect of the Collateral.

(b) Seller further agrees that, upon the request of Buyer, it shall give notice of its resignation as administrative, collateral and control agent under the Credit Documents in accordance with the terms thereof, and Buyer agrees that, promptly after receipt of such notice of resignation, it shall give notice of its appointment of a successor administrative, collateral and control agent under the Credit Documents in accordance with the terms thereof.

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IN WITNESS WHEREOF, Seller and Buyer have executed this Agreement by their duly authorized officers or representatives as of the Agreement Date.

SELLER

SWK FUNDING, LLC

by: SWK Holdings Corporation, its sole Manager

By:	/s/ Winston Black
Name: Winston Black
Title: CEO

BUYER

SINDEX SSI LENDING, LLC

By:	/s/ Paul Halpern
Name: Paul Halpern
Title: Authorized Signatory

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ANNEX TO PURCHASE AND SALE AGREEMENT FOR DISTRESSED TRADES

1.	If “Secondary Assignment” is specified opposite “Type of Assignment” in the Transaction Summary, list of Predecessor Transfer Agreements and principal amount, as of the Settlement Date, of the portion of the Loans and Commitments (if any) thereunder assigned hereby for purposes of Section 4.1(r) and Section 5.1(k)(i) hereof, and designation as to whether such Predecessor Transfer Agreements relate to par/near par loans or distressed loans.
A. Original Assignment, with respect to Term Loan A in the outstanding principal amount of $4,000,000.00, Add-On Term Loan in the outstanding principal amount of $2,500,000.00 and Amended, Restated and Consolidated Secured Subordinated Convertible Promissory Note in the outstanding principal amount of $6,900,000.00

B. With respect to Term Loan in the outstanding principal amount of $7,727,150.34, Add-On Term Loan in the outstanding principal amount of $2,253,752.18 and Amended, Restated and Consolidated Secured Subordinated Convertible Promissory Note in the outstanding principal amount of $2,962,074.30:

Assignment and Assumption dated as of September 10, 2015 among Athyrium Opportunities Fund (A) LP, as assignor, SWK Funding, LLC, as assignee, and the Agent

C. With respect to Term Loan in the outstanding principal amount of $4,272,849.66, Add-On Term Loan in the outstanding principal amount of $1,246,247.82, and Amended, Restated and Consolidated Secured Subordinated Convertible Promissory Note in the outstanding principal amount of $1,637,925.70:

Assignment and Assumption dated as of September 10, 2015 among Athyrium Opportunities Fund (B) LP, as assignor, SWK Funding, LLC, as assignee, and the Agent

2.	List of Credit Agreement and any other Credit Documents delivered pursuant to Section 4.1(s) hereof.
See list on Exhibit C attached hereto

3.	Description of Proof of Claim (if any).
N/A
4.	Description of Adequate Protection Order (if any).
N/A
5.	List any exceptions to Section 4.1(w) (Notice of Impairment).
N/A
6.	The amount of any PIK Interest that accreted to the principal amount of the Loans on or after the Trade Date but on or prior to the Settlement Date is $0.00.

Annex

            EXHIBIT A

Securities Transfer Agreement

Annex

EXHIBIT B

Note and Allonge

Annex

EXHIBIT C

Credit Documents

First Lien Credit Facility Documents:

•	Amended and Restated Credit Agreement dated 12/13/2013
•	Amended and Restated Security Agreement dated 12/13/2013
•	Amended and Restated Pledge Agreement dated 12/13/2013
•	Secretary’s Certificate dated 12/13/2013
•	Notice of Grant of Security Interest in Patents dated 12/13/2013
•	Cooley Legal Opinion dated 12/13/2013
•	First Amendment to Amended and Restated Credit Agreement dated 9/15/2014
•	Second Amendment to Amended and Restated Credit Agreement dated 12/23/2014
•	Third Amendment to Amended and Restated Credit Agreement dated 2/13/2015
•	Amended and Restated Intercreditor and Subordination Agreement dated 2/13/2015
•	Waiver and Fourth Amendment to Amended and Restated Credit Agreement dated 6/19/2015
•	Add-On Term Note dated 6/19/2015 payable to SWK
•	Add-On Term Note dated 6/19/2015 payable to Athyrium Fund (B)
•	Add-On Term Note dated 6/19/2015 payable to Athyrium Fund (A)
•	Loan Notice dated 6/19/2015
•	Add-On Term Loan Joinder Agreement dated 6/19/2015
•	Officer’s Certificate dated 6/19/2015
•	Officer’s Certificate dated 6/19/2015
•	Cooley Legal Opinion (Add-On Term Loan) dated 6/19/2015
•	Fifth Amendment to Amended and Restated Credit Agreement dated 9/15/2015
•	Officer’s Certificate dated 9/30/2015
•	Forbearance Agreement dated 2/9/2016
•	Forbearance Agreement dated 2/29/2016
•	Forbearance Agreement dated 3/7/2016

Second Lien Credit Facility Documents:

•	Pledge Agreement dated 12/13/2013
•	Trademark Security Agreement dated 12/13/2013
•	Patent Security Agreement dated 12/13/2013
•	Trinity Subordination Agreement dated 12/13/2013
•	Omnibus Reaffirmation and Amendment Agreement dated 2/13/2015
•	Amended and Restated Second Lien Credit Agreement dated 2/13/2015
•	Cooley Legal Opinion dated 2/13/2015
•	Compliance Certificate dated 2/13/2015
•	Secretary’s Certificate dated 2/13/2015
•	Waiver and Amendment to Amended and Restated Second Lien Credit, Note Purchase Exchange and Termination Agreement dated 6/19/2015
•	Amended and Restated Secured Subordinated Convertible Promissory Note ($11,500,000) payable to SWK dated 9/11/2015
•	Amended and Restated Secured Subordinated Convertible Promissory Note ($3,000,000) payable to Delta dated 9/11/2015

Annex

Athyrium Loan Transfer Documents:

•	Athyrium B – First Lien Facility Assignment and Assumption dated 9/10/2015
•	Athyrium A – First Lien Facility Assignment and Assumption dated 9/10/2015
•	Athryium B – Second Facility Assignment and Assumption dated 9/10/2015
•	Athyrium A – Second Lien Facility Assignment and Assumption dated 9/10/2015

Successor Agent Documents:

•	Resignation of Agent and Appointment of Successor Agent (First Lien Credit Facility) dated 2/9/2016
•	Assignment of Security Agreement (First Lien Credit Facility) dated 2/9/2016
•	Assignment of Security Agreement (Second Lien Credit Facility) dated 2/9/2016
•	Resignation of Agent and Appointment of Successor Agent (Second Lien Credit Facility) dated 2/9/2016
•	Security Agreement Supplement dated 2/22/2016

Deposit Account Control Agreements:

•	Securities Account Control –Consent Agreement (Money Market Account ending 02405) dated 1/23/2013
•	Assignment and Assumption of Securities Account Control –Consent Agreement Money Market Account ending 02405) dated 2/12/2016
•	Deposit Account Control Agreement (Checking Account ending 68586) dated 6/2014
•	Assignment and Assumption of Deposit Account Control Agreement (Checking Account ending 68586) dated 2/12/2016
•	Deposit Account Control Agreement (Multi-Currency Account ending 07360) dated 6/2014
•	Assignment and Assumption of Deposit Account Control Agreement (Multi-Currency Account ending 07360) dated 2/12/2016

Annex